Goodwill and Other Intangible Assets, Net - Schedule of Expected Future Amortization Expense (Details) - CoinShares [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Goodwill and Other Intangible Assets, Net - Schedule of Expected Future Amortization Expense (Details) [Line Items]
2026	$ 2,421
2027	2,227
2028	1,981
2029	1,561
2030	1,336
Thereafter	2,371
Total expected future amortization expense	$ 11,897	$ 11,113